                     THE DOW(R) INDUSTRIALS ("DIAMONDS(R)")

                            DIAMONDS TRUST, SERIES 1

                             A UNIT INVESTMENT TRUST

                                  ANNUAL REPORT

                                OCTOBER 31, 2008

"Dow Jones Industrial Average(SM)", "DJIA(R)", "Dow Jones(R)", "The Dow(R)", and "DIAMONDS(R)" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by State Street Global Markets, LLC ("SSgM") pursuant to a License Agreement with Dow Jones. The DIAMONDS Trust, Series 1 (the "Trust"), based on the DJIA, is permitted to use these marks pursuant to a sublicense from SSgM. The Trust is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1
TRUST OVERVIEW

--------------------------------------------------------------------------------

OBJECTIVE:

The DIAMONDS Trust, Series 1 (the "Trust") is an exchange traded fund designed to, generally correspond to the price and yield performance of the Dow Jones Industrial Average.

STRATEGY:

The Trust's holdings are comprised of the 30 stocks in the Dow Jones Industrial Average, which is designed to capture the price performance of 30 U.S. blue-chip stocks.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2008 with a 12-month total return of -31.23% on net asset value as compared to the Dow Jones Industrial Average (the "Index") return of -31.24%. Index returns do not reflect deductions for fees and expenses associated with investing in the Fund, which would reduce Index returns, if applied. It is not possible to invest directly in an Index.

U.S. equity markets posted their steepest declines in recent memory over the last year. The declines in the U.S. equity markets, triggered by the sub-prime mortgage crisis and losses on mortgage back securities, resulted in huge losses at many financial firms and fueled a severe credit crunch for much of the year. As funds available to borrow became scarce, consumers and companies began to suffer the effects of a tight credit market. Consumers cut spending and corporations began cutting expenses and laying-off staff. The unemployment rate rose throughout the year, rising to levels not seen since the last recession. Confidence fell sharply in the markets and the flight to quality became a stampede; T-Bills traded at extremely low (and even negative) yields.

Governments and Central Banks around the world took unprecedented action to combat the downturn. Interest rates were cut, facilities were created to help create liquidity in short term markets, loans were made available to investments banks, and a $700 billion relief program was passed by the U.S. Congress, the Troubled Asset Relief Program ("TARP"). Many governments (including the U.S. and U.K.) took equity stakes and/or nationalized banks. In addition, the U.S. government helped broker a number of mergers and rescues in the financial sector including JP Morgan and Bear Stearns, Bank of America and Merrill Lynch, and issued emergency loans of well over $100 Billion to American International Group, Inc. (AIG). All of these actions were taken with the intent to ease an economic downturn and beginning to restore confidence in the credit markets.

In the Trust, every name lost value during the year and some of the biggest companies in the United States took humbling losses to their stock prices. AIG was rescued by the government and lost a significant amount of its value resulting in AIG being removed from the Index in mid September. General Motors lost value as the credit crunch lowered sales and created deep concerns over the company's liquidity and ability to finance its operations. Exxon Mobil's stock price fell, however the shares still had a relatively strong performance for the year. Exxon reported the highest earnings ever in a single quarter earlier in the year, but the stock fell along with the price of oil which plummeted almost $100 per barrel in the last 4 months of the year. Three of the best performers were McDonalds, Johnson & Johnson and Procter & Gamble. McDonalds benefited from strong results outside the U.S. Big name consumer staples firms seemed to benefit from the flight of investors to defensive stocks, which have historically managed to post relatively steady results in economic downturns.

DIAMONDS TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

--------------------------------------------------------------------------------

COMMON STOCKS                                                SHARES            VALUE
----------------------------------------------------------------------------------------

3M Co. .................................................   7,776,952      $  500,058,014
Alcoa, Inc. ............................................   7,776,952          89,512,718
American Express Co. ...................................   7,776,952         213,866,180
AT&T, Inc. .............................................   7,776,952         208,189,005
Bank of America Corp. ..................................   7,776,952         187,968,930
Boeing Co. .............................................   7,776,952         406,501,281
Caterpillar, Inc. ......................................   7,776,952         296,846,258
Chevron Corp. ..........................................   7,776,952         580,160,619
Citigroup, Inc. ........................................   7,776,952         106,155,395
Coca-Cola Co. ..........................................   7,776,952         342,652,505
Du Pont (E.I.) de Nemours & Co. ........................   7,776,952         248,862,464
Exxon Mobil Corp. ......................................   7,776,952         576,427,682
General Electric Co. ...................................   7,776,952         151,728,333
General Motors Corp. ...................................   7,776,952          44,950,783
Hewlett-Packard Co. ....................................   7,776,952         297,701,723
Home Depot, Inc. .......................................   7,776,952         183,458,298
Intel Corp. ............................................   7,776,952         124,431,232
International Business Machines Corp. ..................   7,776,952         723,023,227
Johnson & Johnson.......................................   7,776,952         477,038,236
JPMorgan Chase & Co. ...................................   7,776,952         320,799,270
Kraft Foods, Inc. (Class A).............................   7,776,952         226,620,381
McDonald's Corp. .......................................   7,776,952         450,518,829
Merck & Co., Inc. ......................................   7,776,952         240,696,664
Microsoft Corp. ........................................   7,776,952         173,659,338
Pfizer, Inc. ...........................................   7,776,952         137,729,820
Procter & Gamble Co. ...................................   7,776,952         501,924,482
United Technologies Corp. ..............................   7,776,952         427,421,282
Verizon Communications, Inc. ...........................   7,776,952         230,742,166
Wal-Mart Stores, Inc. ..................................   7,776,952         434,031,691
Walt Disney Co. ........................................   7,776,952         201,423,057
                                                                          --------------


Total Common Stocks -- (Cost $12,791,948,720)...........                  $9,105,099,863
                                                                          ==============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value..........................     $ 9,105,099,863
  Cash.........................................................          20,368,437
  Dividends receivable.........................................          15,445,692
                                                                    ---------------
Total Assets...................................................       9,140,913,992
                                                                    ---------------

LIABILITIES
  Income distribution payable..................................          16,564,734
  Payable for DIAMONDS redeemed in-kind........................              17,535
  Accrued Trustee expense......................................             799,304
  Accrued expenses and other liabilities.......................           9,302,143
                                                                    ---------------
Total Liabilities..............................................          26,683,716
                                                                    ---------------
NET ASSETS ....................................................     $ 9,114,230,276
                                                                    ===============

NET ASSETS CONSIST OF:
  Paid in surplus..............................................     $13,599,260,467
  Undistributed net investment income..........................           2,493,120
  Accumulated net realized loss on investments.................        (800,674,454)
  Net unrealized depreciation on investments...................      (3,686,848,857)
                                                                    ---------------
NET ASSETS.....................................................     $ 9,114,230,276
                                                                    ===============

NET ASSET VALUE PER DIAMOND....................................     $         93.22
                                                                    ===============
UNITS OF FRACTIONAL UNDIVIDED INTEREST
  ("DIAMONDS") OUTSTANDING, UNLIMITED UNITS AUTHORIZED, $0.00
     PAR VALUE.................................................          97,770,848
                                                                    ---------------

COST OF INVESTMENTS............................................     $12,791,948,720
                                                                    ===============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                          OCTOBER 31, 2008     OCTOBER 31, 2007     OCTOBER 31, 2006
                                         ------------------   ------------------   ------------------

INVESTMENT INCOME
     Dividend income...................    $   234,266,377      $  172,683,551       $  154,659,959
                                           ---------------      --------------       --------------

EXPENSES
     Trustee expense...................          4,878,701           4,232,050            4,562,765
     Marketing expense.................          5,319,946           4,437,144            3,903,738
     DJIA license fee..................          4,152,507           2,555,000            2,555,000
     Legal and audit services..........            181,128             174,890              100,378
     Other expenses....................            389,842             218,083              384,919
                                           ---------------      --------------       --------------
Total expenses.........................         14,922,124          11,617,167           11,506,800
     Trustee earnings credits..........                 --            (965,742)            (418,803)
                                           ---------------      --------------       --------------
Net expenses after Trustee earnings
  credits..............................         14,922,124          10,651,425           11,087,997
                                           ---------------      --------------       --------------
NET INVESTMENT INCOME..................        219,344,253         162,032,126          143,571,962
                                           ---------------      --------------       --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
     Net realized gain (loss) on
       investment transactions.........       (172,099,218)        854,766,927          413,807,291
     Net change in unrealized
       appreciation (depreciation).....     (3,238,666,792)        139,514,977          517,345,427
                                           ---------------      --------------       --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.......................     (3,410,766,010)        994,281,904          931,152,718
                                           ---------------      --------------       --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............    $(3,191,421,757)     $1,156,314,030       $1,074,724,680
                                           ===============      ==============       ==============




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                          OCTOBER 31, 2008     OCTOBER 31, 2007     OCTOBER 31, 2006
                                         ------------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
     Net investment income.............    $   219,344,253      $  162,032,126       $   143,571,962
     Net realized gain (loss) on
       investment transactions.........       (172,099,218)        854,766,927           413,807,291
     Net change in unrealized
       appreciation (depreciation).....     (3,238,666,792)        139,514,977           517,345,427
                                           ---------------      --------------       ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     (3,191,421,757)      1,156,314,030         1,074,724,680
                                           ---------------      --------------       ---------------

NET EQUALIZATION CREDITS AND CHARGES...          1,639,517         (13,594,558)           (1,800,594)
                                           ---------------      --------------       ---------------

DISTRIBUTIONS TO UNITHOLDERS FROM NET
  INVESTMENT INCOME....................       (218,527,182)       (147,731,248)         (141,435,357)
                                           ---------------      --------------       ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM ISSUANCE AND REDEMPTION OF
  DIAMONDS.............................      3,182,648,908       1,785,284,683        (1,781,857,294)
                                           ---------------      --------------       ---------------

NET INCREASE (DECREASE) IN NET ASSETS..       (225,660,514)      2,780,272,907          (850,368,565)

NET ASSETS AT BEGINNING OF YEAR........      9,339,890,790       6,559,617,883         7,409,986,448
                                           ---------------      --------------       ---------------

NET ASSETS AT END OF YEAR*.............    $ 9,114,230,276      $9,339,890,790       $ 6,559,617,883
                                           ===============      ==============       ===============

*INCLUDES UNDISTRIBUTED NET INVESTMENT
  INCOME...............................    $     2,493,120      $   17,835,012       $     3,534,134
                                           ---------------      --------------       ---------------




See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A DIAMOND OUTSTANDING DURING THE YEAR

--------------------------------------------------------------------------------

                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                        2008            2007            2006            2005            2004
                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF
  YEAR............................   $   139.17      $   120.69      $   104.31      $   100.48      $    98.20
                                     ----------      ----------      ----------      ----------      ----------
INVESTMENT OPERATIONS:
     Net investment income(1).....         2.96            2.85            2.45            2.39(5)         1.94
     Net realized and unrealized
       gain (loss) on
       investments................       (45.91)          18.57           16.37            3.91            2.28
                                     ----------      ----------      ----------      ----------      ----------

TOTAL FROM INVESTMENT OPERATIONS..       (42.95)          21.42           18.82            6.30            4.22
                                     ----------      ----------      ----------      ----------      ----------
NET EQUALIZATION CREDITS AND
  CHARGES(1)......................         0.02           (0.24)          (0.03)          (0.03)           0.00(2)
                                     ----------      ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS FROM:
     Net investment income........        (3.02)          (2.70)          (2.41)          (2.44)          (1.94)
                                     ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR......   $    93.22      $   139.17      $   120.69      $   104.31      $   100.48
                                     ==========      ==========      ==========      ==========      ==========

TOTAL INVESTMENT RETURN(3)........       (31.23)%         17.72%          18.23%           6.23%           4.27%
RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets:
     Net investment income........         2.49%           2.19%           2.21%           2.27%           1.89%
     Total expenses...............         0.17%           0.16%           0.18%           0.18%           0.18%
     Net expenses excluding
       Trustee earnings credit....         0.17%           0.14%           0.17%           0.17%           0.18%
Portfolio turnover rate(4)........        11.27%           1.45%           0.01%           7.69%          13.88%
NET ASSET VALUE, END OF YEAR
  (000'S).........................   $9,114,230      $9,339,891      $6,559,618      $7,409,986      $8,190,891



--------------------------------------------------------------------------------
(1) Per unit numbers have been calculated using the average shares method.

(2) Amount shown represents less than $0.005.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Trust. Broker commission charges are not included in the calculation.

(4) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.

(5) Net investment income per unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per unit.

See accompanying notes to financial statements.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
DIAMONDS Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMOND". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units" -- see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Trust Agreement, the Sponsor and Trustee (each as defined below) are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of material loss to be remote.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("US GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
The value of the Trust's portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157" or the "Statement"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As a result, the Trust will adopt SFAS 157 for the fiscal year beginning November 1, 2008. The Trustee is evaluating the application of the Statement to the Trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the Trust's financial statements.

INVESTMENT RISK
The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------


An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of DIAMONDS will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. Further, the Trust would not sell an equity security because the security's issuer was in financial trouble unless that security is removed from the DJIA.

INVESTMENT TRANSACTIONS
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO UNITHOLDERS
The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

EQUALIZATION
The Trust follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring the Trust's units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust's units.

FEDERAL INCOME TAX
The Trust has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from those determined in accordance with US GAAP. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per unit calculations in the financial highlights for all years presented exclude these differences.

During the fiscal year ended October 31, 2008, the Trust reclassified $341,238,222 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------


At October 31, 2008, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2010......................................    $  2,065,467
2011......................................      68,716,435
2012......................................     221,460,584
2014......................................          52,316
2016......................................     506,750,845



The tax character of distributions paid during the year ended October 31, 2008, 2007, and 2006 were as follows:

                                                     2008            2007            2006
DISTRIBUTIONS PAID FROM:                         ------------    ------------    ------------
Ordinary Income..............................    $218,527,182    $147,731,248    $141,435,357


There were no significant differences between the book basis and tax basis components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and undistributed ordinary income attributable to dividends payable at period end.

As of October 31, 2008, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $19,057,854 and undistributed long term capital gain of $0.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48" or the "Interpretation"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

The Trust adopted the provisions of FIN 48 on November 1, 2007. Management evaluated the implications of FIN 48 and determined that the tax positions met the "more-likely than not" threshold. There was no impact resulting from the adoption of this Interpretation on the Trust's financial statements. The Trust's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. It is the Trust's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

NOTE 3 -- TRANSACTIONS WITH THE TRUSTEE AND SPONSOR
In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides certain administrative services. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------


weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2008:

                                          FEE AS A PERCENTAGE OF NET ASSET VALUE
NET ASSET VALUE OF THE TRUST              OF THE TRUST
----------------------------              --------------------------------------
$0 - $499,999,999                         10/100 of 1% per annum plus or minus
                                          the Adjustment Amount
$500,000,000 - $2,499,999,999             8/100 of 1% per annum plus or minus
                                          the Adjustment Amount
$2,500,000,000 - and above                6/100 of 1% per annum plus or minus
                                          the Adjustment Amount



The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of DIAMONDS and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2008, the Adjustment Amount reduced the Trustee's fee by $1,011,636. The Adjustment Amount included an excess of net transaction fees from processing orders of $624,774 and a Trustee earnings credit of $386,862. Prior to 2008, the Trustee earnings credits were presented seperately on the Statements of Operation.

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee's Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 which is included in the Trustee earnings credit of $965,742.

PDR Services LLC (the "Sponsor"), a wholly-owned subsidiary of NYSE Alternext US LLC, formerly the American Stock Exchange LLC ("NYSE Alternext"), agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.

Dow Jones & Company, Inc. ("Dow Jones"), NYSE Alternext, the Sponsor and State Street Global Markets, LLC ("SSgM") have entered into a License Agreement. The License Agreement grants SSgM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSgM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of DIAMONDS, as shown on, and effected only through, records maintained by the Depository Trust Company ("DTC") and DTC's Participants, as defined in the prospectus ("Beneficial Owners"). Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS. The Trust pays an annual sub-license fee to Dow Jones of an amount equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

DIAMONDS TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------


NOTE 4 -- TRUST TRANSACTIONS IN DIAMONDS
Transactions in DIAMONDS were as follows:

                                                      YEAR ENDED OCTOBER 31, 2008
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    366,850,000    $ 43,007,862,019
DIAMONDS issued upon dividend reinvestment......         11,778           1,388,124
DIAMONDS redeemed...............................   (336,200,000)    (39,824,961,718)
Net income equalization.........................             --          (1,639,517)
                                                   ------------    ----------------
Net increase....................................     30,661,778    $  3,182,648,908
                                                   ============    ================




                                                      YEAR ENDED OCTOBER 31, 2007
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    283,800,000    $ 37,094,855,531
DIAMONDS issued upon dividend reinvestment......          9,870           1,275,186
DIAMONDS redeemed...............................   (271,050,000)    (35,324,440,592)
Net income equalization.........................             --          13,594,558
                                                   ------------    ----------------
Net increase....................................     12,759,870    $  1,785,284,683
                                                   ============    ================




                                                      YEAR ENDED OCTOBER 31, 2006
                                                   --------------------------------
                                                     DIAMONDS           AMOUNTS
                                                   ------------    ----------------
DIAMONDS sold...................................    142,300,000    $ 15,848,129,501
DIAMONDS issued upon dividend reinvestment......         12,974           1,429,406
DIAMONDS redeemed...............................   (159,000,000)    (17,633,216,795)
Net income equalization.........................             --           1,800,594
                                                   ------------    ----------------
Net decrease....................................    (16,687,026)   $ (1,781,857,294)
                                                   ============    ================



With the exception of the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per participating party per day, regardless of the number of Creation Units created or redeemed. For creations and redemptions outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the DIAMONDS Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

NOTE 5 -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2008, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $26,714,386,380, $23,539,127,988, $994,695,926 and $986,832,359, respectively.
At October 31, 2008, the cost of investments for federal income tax purposes was $12,793,577,527, accordingly, gross unrealized appreciation was $0 and gross unrealized depreciation was $3,688,477,664, resulting in net unrealized depreciation of $3,688,477,664.

DIAMONDS TRUST, SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


--------------------------------------------------------------------------------

TO THE TRUSTEE AND UNITHOLDERS OF
DIAMONDS TRUST, SERIES 1

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the "Trust") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2008

DIAMONDS TRUST, SERIES 1
OTHER INFORMATION (UNAUDITED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------

TAX INFORMATION

For federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2008 is 99.79%.

For the fiscal year ended October 31, 2008, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

                       BID/ASK PRICE(1) VS NET ASSET VALUE
                             AS OF OCTOBER 31, 2008


                                             BID/ASK PRICE                  BID/ASK PRICE
                                               ABOVE NAV                      BELOW NAV
                                      ---------------------------    ---------------------------
                                       50-99    100-199      200      50-99    100-199      200
                                       BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                                      POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                                      ------    -------    ------    ------    -------    ------
2008...............................      3         2          2         2         0          0
2007...............................      1         0          0         0         0          0
2006...............................      0         0          0         0         0          0
2005...............................      0         0          0         0         0          0
2004...............................      0         0          0         0         0          0



          COMPARISON OF TOTAL RETURNS BASED ON NAV AND BID/ASK PRICE(1)

The table below is provided to compare the Trust's total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

                             CUMULATIVE TOTAL RETURN

                                                           1 YEAR    5 YEAR    10 YEAR
                                                           ------    ------    -------
DIAMONDS Trust, Series 1
Return Based on NAV.....................................   -31.23%    6.02%     31.62%
Return Based on Bid/Ask Price...........................   -31.37%    5.81%     31.06%
DJIA....................................................   -31.24%    6.83%     33.51%


                           AVERAGE ANNUAL TOTAL RETURN

                                                           1 YEAR    5 YEAR    10 YEAR
                                                           ------    ------    -------
DIAMONDS Trust, Series 1
Return Based on NAV.....................................   -31.23%    1.18%      2.79%
Return Based on Bid/Ask Price...........................   -31.37%    1.14%      2.74%
DJIA....................................................   -31.24%    1.33%      2.93%



--------

(1) The Bid/Ask Price is calculated based on the best bid and best offer on the NYSE Alternext at 4:00 p.m.

DIAMONDS TRUST, SERIES 1



--------------------------------------------------------------------------------

SPONSOR
PDR Services LLC
c/o NYSE Euronext
11 Wall Street
New York, NY 10005

TRUSTEE
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

                                                              DIA000135 12/31/09